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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: MAY 3, 2000


                        COMMISSION FILE NUMBER 000-26365

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                                 GOTO.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                        95-4652060
 (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)


                       74 NORTH PASADENA AVENUE, 3RD FLOOR
                           PASADENA, CALIFORNIA 91103
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                            TELEPHONE: (626) 685-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 3, 2000, GoTo.com, Inc. (GoTo) acquired AuctionRover.com, Inc. (AuctionRover), an online resource for auctions which gives buyers a simple tool to search for products and services being auctioned on the Internet. Pursuant to the Agreement and Plan of Reorganization, GoTo acquired all of the outstanding shares of capital stock and assumed all outstanding options to acquire shares of capital stock of AuctionRover for 3,470,588 shares of GoTo common stock, including 521,408 shares to be issued upon the exercise of options assumed by GoTo. The purchase price was valued at approximately $174.2 million, which consisted of GoTo Common Stock of $173.7 million valued at the closing price of GoTo Common Stock on the date of exchange ratio was set (March 8, 2000), net of expected proceeds from the exercise of stock options assumed by GoTo and including acquisition costs of approximately $500,000 for legal and accounting services. The purchase price was determined by arms-length negotiations between the parties. Timothy Draper, a director of GoTo, is affiliated with certain entities, which are principal shareholders of AuctionRover. GoTo intends to continue to operate AuctionRover's business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Audited financial information of acquired business.

         See exhibit 99.4

(b)  Pro forma condensed combined financial information of Registrant.

         See exhibit 99.3.

(c)  Exhibits:

         Exhibit No.   Description
         ------------  -----------

          2.1 Agreement and Plan of Reorganization, dated March 8, 2000, by and among GoTo.com, Inc., AuctionRover.com, Inc., Paw Acquisition Corp., M. Scot Wingo, Aris A. Buinevicius and as to certain sections, U.S. Bank Trust National Association. as escrow agent and M. Scot Wingo as representative of the AuctionRover securityholders.

          23.1         Consent of Ernst & Young LLP, Independent Auditors.

          99.1         Press release of GoTo.com, Inc., dated March 9, 2000.

          99.2         Press release of GoTo.com, Inc., dated May 4, 2000.

          99.3         Unaudited Pro Forma Condensed Combined Financial
                       Information.

          99.4         AuctionRover.com, Inc. Financial Statements for 1999.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 5, 2000                      GoTo.com, Inc.


                                        By: /s/ TODD TAPPIN
                                        ---------------------------------------
                                        Todd Tappin
                                        Chief Financial Officer and Secretary











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